Execution Version
Exhibit 10.14
[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(a)(6). Such excluded information is not material and is the type that the registrant treats as private or confidential.
MOBILITY GLOBAL INC.
INDENTURE
Dated as of May 29, 2026
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee
Mobility Global Inc.
Reconciliation and tie between Trust Indenture Act of 1939, as amended and Indenture dated as of May 29, 2026

Trust Indenture Act Section	Indenture Section
§310(a)(1)	7.11
(a)(2)	7.11
(a)(3)	Not Applicable
(a)(4)	Not Applicable
(a)(5)	7.11
(b)	7.03; 7.08
(c)	Not Applicable
§311(a)	7.03
(b)	7.03
(c)	Not Applicable
§312(a)	4.03
(b)	4.03
(c)	4.03
§313(a)	7.06
(b)(1)	Not Applicable
(b)(2)	7.06
(c)	703(a)
(d)	703(b)
§314(a)	4.05
(a)(4)	4.04
(b)	Not Applicable
(c)(1)	11.03(a)
(c)(2)	11.03(b)
(c)(3)	Not Applicable
(d)	Not Applicable
(e)	11.04
(f)	Not Applicable}
§315(a)	7.01
(b)	7.05
(c)	7.01
(d)	7.01
(e)	6.12
§316(a)(last sentence)	2.09
(a)(1)(A)	6.05
(a)(1)(B)	6.04
(a)(2)	Not Applicable
(b)	6.07
(c)	9.03
§317(a)(1)	6.08
(a)(2)	6.09
3

(b)	2.06
§318(a)	11.01
(b)	Not Applicable
(c)	11.01
Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.
i
TABLE OF CONTENTS
Page
Section 1.01Definitions1
Section 1.02Compliance Certificates and Opinions7
Section 1.03Form of Documents Delivered to Trustee7
Section 1.04Acts of Holders8
Section 1.05Notices, etc., to Trustee or Company9
Section 1.06Notice to Holders; Waiver9
Section 1.07Conflict with Trust Indenture Act9
Section 1.08Effect of Headings and Table of Contents9
Section 1.09Successors and Assigns10
Section 1.10Separability Clause10
Section 1.11Benefits of Indenture10
Section 1.12Governing Law10
Section 1.13Legal Holidays10
Section 1.14Waiver of Jury Trial10
ARTICLE 2
THE SECURITIES
Section 2.01Amount Unlimited; Issuable in Series10
Section 2.02Denominations13
Section 2.03Execution, Authentication, Delivery and Dating13
Section 2.04Temporary Securities15
Section 2.05Registration; Registration of Transfer and Exchange15
Section 2.06Mutilated, Destroyed, Lost and Stolen Securities16
Section 2.07Payment of Interest; Interest Rights Preserved17
Section 2.08Persons Deemed Owners18
Section 2.09Cancellation19
Section 2.10Computation of Interest19
Section 2.11CUSIP Numbers19
ARTICLE 3
REDEMPTION OF SECURITIES
Section 3.01Applicability of Article19
Section 3.02Election to Redeem; Notice to Trustee19
Section 3.03Selection by Trustee of Securities to be Redeemed19
Section 3.04Notice of Redemption20
Section 3.05Deposit of Redemption Price21
Section 3.06Securities Payable on Redemption Date21
Section 3.07Securities Redeemed in Part21
ARTICLE 4
SINKING FUNDS
Section 4.01Applicability of Article22
Section 4.02Satisfaction of Sinking Fund Payments with Securities22
Section 4.03Redemption of Securities for Sinking Fund22
ARTICLE 5
COVENANTS
ii
Section 5.01Payment of Principal, Premium and Interest23
Section 5.02Maintenance of Office or Agency23
Section 5.03Money for Securities Payments to be Held in Trust23
Section 5.04Corporate Existence24
Section 5.05Statement by Officers as to Default24
Section 5.06Limitation on Liens25
Section 5.07Limitation on Sale Leasebacks.25
ARTICLE 6
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
Section 6.01Consolidation, Merger, Conveyance or Transfer on Certain
Terms26
Section 6.02Successor Person Substituted27
ARTICLE 7
REMEDIES
Section 7.01Events of Default27
Section 7.02Acceleration of Maturity; Rescission and Annulment28
Section 7.03Collection of Indebtedness and Suits for Enforcement by
Trustee30
Section 7.04Trustee May File Proofs of Claim30
Section 7.05Trustee May Enforce Claims Without Possession of Securities
31
Section 7.06Application of Money Collected31
Section 7.07Limitation on Suits32
Section 7.08Unconditional Right of Holders to Receive Principal, Premium
and Interest32
Section 7.09Restoration of Rights and Remedies32
Section 7.10Rights and Remedies Cumulative32
Section 7.11Delay or Omission not Waiver33
Section 7.12Control by Holders33
Section 7.13Waiver of Past Defaults33
Section 7.14Undertaking for Costs34
Section 7.15Waiver of Usury, Stay or Extension Laws34
ARTICLE 8
THE TRUSTEE
Section 8.01Certain Duties and Responsibilities34
Section 8.02Notice of Defaults35
Section 8.03Certain Rights of Trustee36
Section 8.04Not Responsible for Recitals or Issuance of Securities37
Section 8.05May Hold Securities37
Section 8.06Money Held in Trust37
Section 8.07Compensation and Reimbursement37
Section 8.08Disqualification; Conflicting Interests38
Section 8.09Corporate Trustee Required; Eligibility38
Section 8.10Resignation and Removal; Appointment of Successor38
Section 8.11Acceptance of Appointment by Successor40
iii
Section 8.12Merger, Conversion, Consolidation or Succession to Business
41
Section 8.13Preferential Collection of Claims41
Section 8.14Appointment of Authenticating Agent41
Section 8.15Consequential Damages43
Section 8.16Notices43
Section 8.17Force Majeure43
ARTICLE 9
HOLDERS’LISTS AND REPORTS BY TRUSTEE AND COMPANY
Section 9.01Company to Furnish Trustee Names and Addresses of Holders
43
Section 9.02Preservation of Information; Communications to Holders44
Section 9.03Reports by Trustee44
Section 9.04Reports by Company44
ARTICLE 10
SUPPLEMENTAL INDENTURES
Section 10.01Supplemental Indentures Without Consent of Holders45
Section 10.02Supplemental Indentures with Consent of Holders46
Section 10.03Execution of Supplemental Indentures48
Section 10.04Effect of Supplemental Indentures48
Section 10.05Conformity with Trust Indenture Act48
Section 10.06Reference in Securities to Supplemental Indentures48
ARTICLE 11
SATISFACTION AND DISCHARGE; DEFEASANCE
Section 11.01Satisfaction and Discharge of Indenture48
Section 11.02Company’s Option to Effect Defeasance or Covenant
Defeasance50
Section 11.03Defeasance and Discharge50
Section 11.04Covenant Defeasance50
Section 11.05Conditions to Defeasance or Covenant Defeasance51
Section 11.06Deposited Money and U.S53

INDENTURE
INDENTURE, dated as of May 29, 2026, between MOBILITY GLOBAL INC., a
Delaware corporation (the “Company”), having its principal executive offices at 5860 Trinity
Parkway, Suite 600, Centreville, Virginia 20120, and THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., a national banking association, as trustee (the “Trustee”).
RECITALS
WHEREAS, the Company has duly authorized the execution and delivery of this
Indenture to provide for the issuance from time to time of its unsecured senior debentures, notes or other evidences of indebtedness (herein called the “Securities”), to be issued in one or more series as in this Indenture provided;
NOW, THEREFORE, for and in consideration of the premises and the purchase of the
Securities by the Holders thereof, the Company and the Trustee mutually covenant and agree, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:
ARTICLE 1
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
Section 1.01Definitions.
For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(1)the terms defined in this Article have the respective meanings assigned to them in this Article and include the plural as well as the singular;
(2)all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the respective meanings assigned to them therein;
(3)all accounting terms not otherwise defined herein have the respective meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required in the United States of America or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;
(4)the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and
(5)references to Sections are to Sections of this Indenture unless otherwise expressly indicated.

“Act,” when used with respect to any Holder, has the meaning specified in Section 1.04.
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified
Person. For the purposes of this definition, “control” when used with respect to any specified
Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Attributable Debt” means, with respect to any sale and leaseback transaction, at the time of determination, the lesser of (1) the fair market value of such real or personal property as determined in good faith by the Board of Directors and (2) the total obligation (discounted to the present value at the implicit interest factor, determined in accordance with GAAP, included in the rental payments) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such transactions.
“Authenticating Agent” means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities. “Board of Directors” means the board of directors of the
Company or any duly authorized committee of such board.
“Board Resolution” means a copy of a resolution certified by the Secretary or an
Assistant Secretary (or the Clerk or Assistant Clerk) of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, and delivered to the Trustee.
“Business Day” means each day which is not a day on which Federal or State banking institutions in the Borough of Manhattan, The City of New York are authorized or obligated by law, executive order or regulation to close.
“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become permitted as the Company’s successor pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.
“Company Request” or “Company Order” means a written request or order signed in the name of the Company by any Officer.
“Corporate Trust Office” means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office, as at the date of this

Indenture, is located at 500 Ross Street, 12th Floor, Pittsburgh, PA 15262, Attention: [***], or
such other address as the Trustee may designate from time to time by notice to the Holders and the Company.
“corporation” includes corporations, associations, companies (including limited liability companies), limited and general partnerships and business trusts.
“covenant defeasance” has the meaning specified in Section 11.04.
“Debt” has the meaning specified in Section 5.06.
“default,” when used in Section 8.02, has the meaning specified in Section 8.02.
“Defaulted Interest” has the meaning specified in Section 2.07(c).
“defeasance” has the meaning specified in Section 11.03.
“Depository” means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as
Depository for such series by the Company pursuant to Section 2.01(b)(xv), which Person shall be a clearing agency registered under the Exchange Act; and if at any time there is more than one such Person, “Depository” as used with respect to the Securities of any series shall mean the
Depository with respect to the Securities of such series.
“Event of Default” has the meaning specified in Section 7.01.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“GAAP” means generally accepted accounting principles as such principles are in effect in the United States as of the date of this Indenture.
“Global Security” or “Global Securities” means a Security or Securities, as the case may be, evidencing all or part of a series of Securities, issued to the Depository for such series or its nominee, and registered in the name of such Depository or nominee.
“Holder” means a Person in whose name a Security is registered in the Security Register.
“Indenture” means this indenture agreement as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 2.01.
“interest,” when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

“Interest Payment Date,” when used with respect to any Security, means the Stated
Maturity of an installment of interest on such Security.
“Lien” means any pledge, mortgage, lien, encumbrance or other security interest.
“Maturity,” when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.
“Notice of Default” has the meaning specified in Section 7.01.
“Officer” means the Chairman of the Board of Directors, any Vice Chairman of the
Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, any
Vice President, the Treasurer, the Secretary or the Controller, of the Company.
“Officers’ Certificate” means a certificate signed by any two Officers. An Officers’
Certificate provided pursuant to Section 5.05 shall be signed by the principal executive, financial or accounting Officer of the Company.
“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the
Company (including an employee or officer of the Company or any of its Affiliates) and who shall be reasonably acceptable to the Trustee (it being agreed and acknowledged that Davis Polk
& Wardwell LLP is acceptable to the Trustee to provide such opinion).
“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02.
“Outstanding,” when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
(i)Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;
(ii)Securities for whose payment or redemption money (or in the case of payment by defeasance under Section 11.03, money, U.S. Government Obligations or both) in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust, or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent), for the Holders of such Securities; provided that, if such
Securities are to be redeemed, notice of such redemption has been duly given pursuant to this
Indenture or provision therefor has been made and provided further, in the case of payment by defeasance under Section 11.03, that all conditions precedent to the application of such Section shall have been satisfied; and
(iii)Securities which have been paid pursuant to Section 2.06(c) or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;
provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 7.02 and (ii) Securities owned by the Company or any other obligor upon the
Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s independent right so to act with respect to such
Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.
“Paying Agent” means any Person authorized by the Company to pay the principal of
(and premium, if any) or interest on any Securities on behalf of the Company.
“Person” means any individual, corporation, partnership, joint venture, association, joint-
stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
“Place of Payment,” when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 2.01 or, if not so specified, New York,
New York.
“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.
“Redemption Date,” when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
“Redemption Price,” when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
“Regular Record Date” for the interest payable on any Interest Payment Date on the
Securities of any series means the date specified for that purpose as contemplated by Section
2.01.

“Repayment Date”, when used with respect to any Security to be repaid, means the date fixed for such repayment pursuant to such Security.
“Responsible Officer,” when used with respect to the Trustee, means any officer in the
Corporate Trust Office of the Trustee with direct responsibility for the administration of this
Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such other officer’s knowledge of and familiarity with the particular subject.
“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities of any series authenticated and delivered under this Indenture.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Security Register” and “Security Registrar” have the respective meanings specified in
Section 2.05.
“Significant Subsidiary” means each Subsidiary of the Company that is a “significant subsidiary” as defined in Regulation § 230.405 promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.
“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.07(c). “Stated Maturity,” when used with respect to any
Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.
“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the Company in the Company’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than
50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the Company or one or more subsidiaries of the Company or by the
Company and one or more subsidiaries of the Company.
“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 10.05 and, to the extent required by any amendment thereto, the Trust Indenture Act of 1939, as amended from time to time.
“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have assumed such role pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.
“U.S. Government Obligation” has the meaning set forth in Section 11.05(a).
“Vice President” means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”
“Voting Stock” of any specified “person” (as that term is used in Section 13(d) of the
Exchange Act) as of any date, means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
Section 1.02Compliance Certificates and Opinions. (a) Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.
(b)Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 5.05)
shall include:
(i)a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
(ii)a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
(iii)a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(iv)a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
Section 1.03Form of Documents Delivered to Trustee. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such
Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or more documents.
(b)Any certificate or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
(c)Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this
Indenture, they may, but need not, be consolidated and form one instrument.
Section 1.04Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.
(b)The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.
(c)The ownership of Securities shall be proved by the Security Register.
(d)Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the

Trustee, the Company in reliance thereon, whether or not notation of such action is made upon such Security or such other Security.
(e)The Depository selected pursuant to Section 2.01(b)(xv), as a Holder, may appoint agents and otherwise authorize participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take hereunder.
Section 1.05Notices, etc., to Trustee or Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made, given or furnished to, or filed with,
(a)the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its
Corporate Trust Office, or
(b)the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-
class postage prepaid, to the Company addressed to it at the address of its office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the
Trustee by the Company.
Section 1.06Notice to Holders; Waiver. (a) Where this Indenture provides for notice to
Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing delivered to each Holder affected by such event (in the case of definitive
Securities, by first-class mail, postage prepaid, at such Holder’s address as it appears in the
Security Register and, in the case of Global Securities, through the facilities of the Depository), not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail or through the facilities of the
Depository, neither the failure to give such notice, nor any defect in any notice so given, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the
Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
(b)In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail or through the facilities of the Depository, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.
Section 1.07Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision hereof limits, qualifies or conflicts with the duties imposed by section 318(c) of the

Trust Indenture Act, such imposed duties shall control. If any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust
Indenture Act to be a part of and govern this Indenture, such provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust
Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as such provision of the Trust Indenture Act is so modified or excluded, as the case may be.
Section 1.08Effect of Headings and Table of Contents. The Article and Section
headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 1.09Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
Section 1.10Separability Clause. In case any provision in this Indenture or in the
Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 1.11Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this
Indenture.
Section 1.12Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.
Section 1.13Legal Holidays. In any case where any Interest Payment Date,
Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of
Payment, then (notwithstanding any other provision of this Indenture or of the Securities)
payment of interest or principal (and premium, if any) need not be made at such Place of
Payment on such date, but may be made on the next succeeding Business Day at such Place of
Payment with the same force and effect as if made on the Interest Payment Date or Redemption
Date, or at the Stated Maturity, provided that no interest shall accrue on the amount then payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity,
as the case may be.
Section 1.14Waiver of Jury Trial. EACH OF THE COMPANY, BENEFICIAL
OWNER OF SECURITIES, AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO
THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT
TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING
TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED
HEREBY.

ARTICLE 2
THE SECURITIES
Section 2.01Amount Unlimited; Issuable in Series. (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.
(b)The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and (subject to Section 2.03) set forth or determined as provided in an Officers’ Certificate, or established in one or more indentures supplemental hereto (with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and with such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution of such Securities), prior to the issuance of Securities of any series:
(i)the title of the Securities of the series (which shall distinguish the
Securities of the series from all other Securities);
(ii)any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.04, 2.05, 2.06, 3.07 or 10.06 and except for any Securities which, pursuant to Section 2.03, are deemed never to have been authenticated and delivered hereunder);
(iii)the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest;
(iv)the date or dates on which the principal of the Securities of the series is payable and/or the method by which such date or dates shall be determined;
(v)the rate or rates (or method for establishing the rate or rates) at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the
Regular Record Date for the interest payable on any Interest Payment Date (or method for establishing such date or dates);
(vi)the place or places where the principal of (and premium, if any)
and interest on Securities of the series shall be payable;
(vii)the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

(viii)the obligation, if any, of the Company to redeem or purchase
Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a
Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;
(ix)if other than denominations of $2,000 and integral multiples of
$1,000 in excess thereof, the denominations in which Securities of the series shall be issuable;
(x)if other than the full principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 7.02 or the method by which such portion shall be determined;
(xi)if other than such currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the currency or currencies (including composite currencies) in which payment of the principal of (and premium, if any) and/or interest on the Securities of the series shall be payable;
(xii)if the principal of (and premium, if any) and/or interest on the
Securities of the series are to be payable, at the election of the Company or any Holder, in a currency or currencies (including composite currencies) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions, upon which, such election may be made;
(xiii)if the amounts of payments of principal of (and premium, if any)
and/or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;
(xiv)in the case of Securities of a series the terms of which are not established pursuant to subsection (xi), (xii) or (xiii) above, whether either or both of Section
11.03 or Section 11.04 shall not be applicable to the Securities of such series; or, in the case of
Securities the terms of which are established pursuant to subsection (xi), (xii) or (xiii) above, the adoption and applicability, if any, to such Securities of any terms and conditions similar to those contained in Section 11.03 and/or Section 11.04;
(xv)whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depository for such
Global Security or Global Securities;
(xvi)any additional or different events of default that apply to Securities of the series, and any change in the right of the Trustee or the Holders of such Securities to declare the principal thereof due and payable;
(xvii)any additional or different covenants that apply to Securities of the series;

(xviii)the form of the Securities of the series; and
(xix)any other terms of the series (which terms shall not contradict the provisions of this Indenture).
(b)The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the
Officers executing such Securities, as evidenced by their execution of such Securities.
(c)All Securities of any one series shall be substantially identical except as to interest rates, method for determining interest rates, Interest Payment Dates, Regular Record
Dates, redemption terms, Stated Maturity, denomination, date of authentication, currency, any index for determining amounts payable, and except as may otherwise be provided in or pursuant to such Board Resolution and set forth or determined as provided in such Officers’ Certificate or in any indenture supplemental hereto.
(d)If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the
Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of the series. With respect to
Securities of a series constituting a medium term note program, such Board Resolution may provide general terms or parameters for Securities of such series and may provide that the specific terms of particular Securities of such series, and the Persons authorized to determine such terms or parameters, may be determined in accordance with or pursuant to the Company
Order referred to in Section 2.03.
Section 2.02Denominations. The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 2.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Section 2.03Execution, Authentication, Delivery and Dating. (a) The Securities shall be executed on behalf of the Company by any Officer and attested by its Secretary or one of its
Assistant Secretaries.  The signature of any of these Officers on the Securities may be manual or by way of electronic signature, in English.
(b)Securities bearing the manual, facsimile or electronic signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such
Securities.
(c)At any time and from time to time after the execution and delivery of this
Indenture, the Company may deliver Securities of any series executed on behalf of the Company pursuant to clause (a) above to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such
Company Order shall authenticate and deliver such Securities; provided, that, with respect to
Securities of a series constituting a medium term note program, the Trustee shall authenticate and deliver Securities of such series for original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by a Company Order. The amount, maturity dates, original issue dates, whether the Securities are to be issued as one or more Global
Securities or certificated securities, interest rates and any other terms of the Securities of such series shall be determined by or pursuant to such Company Order and procedures.
(d)The Trustee’s certificates of authentication shall be in substantially the following form:
This is one of the Securities of the series designated therein referred to in the within-
mentioned Indenture.
Dated:
THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A.,
as Trustee
By:
Name:
Title:
(e)If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Section 2.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel stating,
(i)if the form of any of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;
(ii)if the terms of any of such Securities have been established by or pursuant to Board Resolution as permitted by Section 2.01, that such terms have been established in conformity with the provisions of this Indenture; and
(iii)that such Securities, when authenticated and delivered by the
Trustee and issued by the Company in the manner and subject to any conditions specified in such
Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors’ rights and to general equity principles.

(f)Notwithstanding that such form or terms have been so established, the
Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture would adversely affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.
(g)With respect to Securities of a series constituting a medium term note program, if the form and general terms of the Securities of such series have been established by or pursuant to one or more Board Resolutions or by an indenture supplemental hereto, as permitted by Section 2.01 in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall receive, and
(subject to Section 8.01) shall be fully protected in relying upon, in addition to the foregoing documents and Opinion of Counsel, or in lieu of clause (e) above, an Opinion of Counsel stating that the Securities have been duly authorized by the Company and, when duly executed by the
Company and completed and authenticated by the Trustee in accordance with this Indenture and issued, delivered and paid for in accordance with any applicable distribution agreement, will have been duly issued under this Indenture and will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors’ rights and to general equity principles.
(h)Each Security shall be dated the date of its authentication.
(i)No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual of electronic signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the
Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this
Indenture.
Section 2.04Temporary Securities. (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order from the Company, the
Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as evidenced by their execution of such Securities.

(b)If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary
Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and of like tenor, of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.
Section 2.05Registration; Registration of Transfer and Exchange. (a) The Company
shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of
Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed
“Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.
(b)Upon surrender for registration of transfer of any Security of any series at an office or agency of the Company in a Place of Payment designated by the Company pursuant to Section 5.02 for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.
(c)At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.
(d)All Securities issued upon any registration of transfer or exchange of
Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
(e)Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the
Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

(f)No service charge shall be made for any registration of transfer or for exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.04,
2.05(h), 3.07 or 10.06 not involving any transfer.
(g)The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the sending of a notice of redemption of Securities of that series selected for redemption under Section 3.03 and ending at the close of business on the day of such sending, or
(ii) to register the transfer of or exchange any Security so selected for redemption or purchase in whole or in part, except, in the case of a partial redemption or purchase, that portion of any security not being redeemed or purchased.
(h)Notwithstanding the foregoing, any Global Security shall be exchangeable pursuant to the applicable supplemental indenture applicable to that Security.
(i)Notwithstanding any other provision in this Indenture, but subject to exchanges under clause (h) above, a Global Security may not be transferred except as a whole by the Depository with respect to such Global Security to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository.
Section 2.06Mutilated, Destroyed, Lost and Stolen Securities. (a) If any mutilated
Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount, and bearing a number not contemporaneously outstanding.
(b)If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the
Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount, and bearing a number not contemporaneously outstanding.
(c)In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.
(d)Upon the issuance of any new Security under this Section, the Company or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and its counsel) connected therewith.

(e)Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.
(f)The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
Section 2.07Payment of Interest; Interest Rights Preserved. (a) Unless otherwise provided as contemplated by Section 2.01 with respect to any series of Securities, interest on any
Security which is payable, and is punctually paid or duly provided for, on any Interest Payment
Date shall be paid to the Person in whose name that Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest.
(b)The principal of, and premium, if any, and interest due on the Securities shall be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of interest (including interest on any Interest Payment Date) will be made, subject to such surrender where applicable and subject, in the case of a Global Security, to the Trustee’s arrangements with the Depository, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States of America as may be designated in writing to the Trustee at least 15 days prior to the date for payment by the Person entitled thereto.
(c)Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted
Interest”) shall forthwith cease to be payable to the Holder entitled to such interest by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:
(i)The Company may elect to make payment of any Defaulted
Interest to the Persons in whose names the Securities of such series (or their respective
Predecessor Securities) are registered at the close of business on a Special Record Date (as defined below) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date (the “Special Record Date”) for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The

Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted
Interest and the Special Record Date therefor to be transmitted through the facilities of the
Depository with respect to the Global Securities or mailed, first-class postage prepaid, to each
Holder of definitive Securities of such series at such Holder’s address as it appears in the
Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).
(ii)The Company may elect to make payment of any Defaulted
Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.
(d)Subject to the foregoing provisions of this Section, each Security delivered under this Indenture, upon registration of transfer of or in exchange for or in lieu of any other
Security, shall carry the rights to interest accrued and unpaid, and interest to accrue, which were carried by such other Security.
Section 2.08Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee, including a Paying Agent, may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 2.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee, including a Paying Agent, shall be affected by notice to the contrary.
Section 2.09Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order from the Company.

Section 2.10Computation of Interest. Except as otherwise specified as contemplated by
Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.
Section 2.11CUSIP Numbers. The Company in issuing the Securities may use
“CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the
Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the
Trustee in writing of any change in the “CUSIP” numbers.
ARTICLE 3
REDEMPTION OF SECURITIES
Section 3.01Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.01 for Securities of any series) in accordance with this Article.
Section 3.02Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of like tenor of any series, the Company shall, at least three days prior to when notice is delivered to holders of the series of securities to be redeemed (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.
Any such notice may be cancelled at any time prior to notice of such redemption being sent to any Holder and shall thereby be void and of no effect. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such
Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers’
Certificate evidencing compliance with such restriction.
Section 3.03Selection by Trustee of Securities to be Redeemed. (a) If less than all the
Securities of like tenor of any series are to be redeemed, the Trustee shall select the Securities to be redeemed in compliance with the requirements governing redemptions of the principal securities exchange, if any, on which the Securities are listed or if such securities exchange has no requirement governing redemption or the Securities are not then listed on a securities exchange, by lot (or, in the case of Securities issued in global form, based on the applicable procedures of the Depository). If the Securities are redeemed in part, the remaining Outstanding principal amount of such Securities must be of a denomination larger than the minimum authorized denomination for such Securities.
(b)The Trustee shall promptly notify the Company in writing of the
Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

(c)For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such
Securities which has been or is to be redeemed.
Section 3.04Notice of Redemption. (a) Unless otherwise indicated for a particular series of Securities by Board Resolution, a supplemental indenture hereto or an Officers’ Certificate, notice of redemption shall be given by first-class mail, postage prepaid, mailed or electronically delivered not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of
Securities to be redeemed, at such Holder’s address appearing in the Security Register.
Such notice of redemption shall state:
(i)the Redemption Date,
(ii)the Redemption Price, including the portion thereof representing any accrued interest and additional interest, if any,
(iii)if less than all the Outstanding Securities of like tenor of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,
(iv)in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or
Securities of authorized denominations for the principal amount thereof remaining unredeemed,
(v)that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after such date,
(vi)the CUSIP number and/or similar numbers of such Securities, if any (or any other numbers used by a Depository to identify such Securities),
(vii)the place or places where such Securities are to be surrendered for payment of the Redemption Price, and
(viii)that the redemption is for a sinking fund, if such is the case.
(b)Any such notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company.
(c)Any notice of redemption may, in the Company’s discretion be subject to the satisfaction or waiver of one or more conditions precedent, including, but not limited to, completion of an equity offering, a financing, or other corporate transaction; provided that if such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be postponed until such time (including more than 60 days following the date the notice of redemption was sent) as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date (including as it may be postponed).
Section 3.05Deposit of Redemption Price. At least one Business Day prior to any
Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the
Company is acting as its own Paying Agent, the Company shall segregate and hold in trust as provided in Section 5.03) an amount of money sufficient to pay the Redemption Price of, and
(except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the
Securities which are to be redeemed on that date.
Section 3.06Securities Payable on Redemption Date. (a) Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and, from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such
Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security shall be paid by the Company at the Redemption
Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 2.07.
(b)If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.
Section 3.07Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the
Company and the Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing). The Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.
ARTICLE 4
SINKING FUNDS
Section 4.01Applicability of Article. (a) The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series permitted by the applicable supplemental indenture except as otherwise specified in accordance with Section 2.01 for Securities of such series.

(b)The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment.” If provided for by the terms of
Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 4.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.
Section 4.02Satisfaction of Sinking Fund Payments with Securities. The Company (x)
may deliver Outstanding Securities of a series (other than any previously called for redemption)
and (y) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such
Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.
Section 4.03Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the
Trustee an Officers’ Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 4.02 and will also deliver to the Trustee any such Securities. Not less than 30 days before each such sinking fund payment date the
Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.03 and cause notice of the redemption, prepared by the Company, thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 3.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.06 and 3.07.
ARTICLE 5
COVENANTS
Section 5.01Payment of Principal, Premium and Interest. (a) The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.
(b)An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay such installment and is not prohibited from paying such money to the Holders pursuant to the terms of this Indenture or otherwise.

Section 5.02Maintenance of Office or Agency. (a) The Company will maintain in each
Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the
Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.
(b)The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
Section 5.03Money for Securities Payments to be Held in Trust. (a) If the Company
shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the
Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its failure so to act.
(b)Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying
Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.
(c)The Company will cause each Paying Agent for any series of Securities other than the Trustee or the Company to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:
(i)hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(ii)give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and
(iii)at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such
Paying Agent.
(d)The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such
Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent. Upon such payment by any Paying
Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
(e)Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust, for the payment of the principal of (and premium, if any) or interest on any Security of any series, and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company, subject to applicable abandoned property law, on Company Request or (if then held by the Company) shall be discharged from such trust. Thereafter the Holder of such Security shall, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.
Section 5.04Corporate Existence. Subject to Article 6, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in a material respect to the Holders.
Section 5.05Statement by Officers as to Default. The Company will deliver to the
Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers’ Certificate stating whether or not to the knowledge of the signers thereof the
Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture applicable to the Company and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.
Section 5.06Limitation on Liens.
(a)The Company and its Subsidiaries shall not create, assume, incur or guarantee any indebtedness for borrowed money (“Debt”) secured by a Lien on any of its properties or assets, without securing the Securities of any applicable series equally and ratably with (or prior to) such Debt for so long as such Debt is secured, unless the aggregate principal amount of such secured Debt then outstanding, together with the Company’s and its
Subsidiaries’ Attributable Debt in respect of sale and leaseback transactions entered into pursuant to Section 5.07 following the issue date of the relevant series of Securities (the sum of the foregoing, the “Aggregate Debt”), does not exceed an amount equal to 7.5% of the
Company’s total consolidated assets as of the date of the Company’s most recent quarter, as set forth on its most recently filed quarterly report on Form 10-Q or annual report on Form 10-K preceding the creation or assumption of any such Lien.
(b)The restrictions in subsection (a) of this Section 5.06 will not apply to
Debt that is secured by (1) Liens existing, on the date the Securities are issued, as applicable; (2)
Liens on any property or any indebtedness of a Person at the time such Person becomes a
Subsidiary (whether by acquisition or otherwise, including through merger or consolidation); (3)
Liens in favor of or required by contracts with governmental entities; (4) Liens in favor of the
Company or a Subsidiary of the Company; (5) Liens existing at the time of acquisition of the assets secured thereby (including acquisition through merger or consolidation) and purchase money liens; (6) Liens on any property to secure all or part of the cost of improvements or construction thereon or indebtedness incurred to provide funds for such purpose in a principal amount not exceeding 110% of the cost of such improvements or constructions; (7) Liens on shares of common stock, indebtedness or other securities of a Person that is not a Subsidiary of the Company; and (8) any extensions, renewals or refunding of any Lien referred to in the foregoing clauses (1) through (7), inclusive.
Section 5.07Limitation on Sale Leasebacks.
(a)The Company will not, and will not permit any of its Subsidiaries to, enter into any sale and leaseback transaction for the sale and leasing back of any real or personal property, whether now owned or hereafter acquired, unless:
(i)such transaction was entered into prior to the issue date of the relevant series of Securities or any extension, renewal, refinancing, replacement, amendment, amendment and restatement or modification of such transaction so long as the affected real or personal property is substantially the same as or similar in nature to the real or personal property subject to the sale and leaseback transaction extended, renewed, refinanced, replaced, amended, amended and restated or modified;
(ii)such transaction was for the sale and leasing back to the Company or any of its Subsidiaries of any real or personal property by one of the Company’s wholly owned Subsidiaries;
(iii)such transaction involves a lease for not more than three years (or which may be terminated by the Company or its Subsidiary within a period of not more than three years);
(iv)the Company would be entitled to incur Debt secured by a Lien with respect to such sale and leaseback transaction without equally and ratably securing the
Securities pursuant to Section 5.06(a); or

(v)the Company or any of its Subsidiaries applies an amount equal to the net proceeds from the sale of such real or personal property to the purchase of other property or assets used or useful in the Company’s business (including the purchase or development of other real or personal property) or to the retirement of Debt that is pari passu with the Securities
(including the Securities) or Debt of one or more of the Company’s Subsidiaries within 365 days before or after the effective date of any such sale and leaseback transaction; provided that, in lieu of applying such amount to the retirement of pari passu Debt or Debt of the Company’s
Subsidiary, the Company may deliver Securities to the Trustee for cancellation, such Securities to be credited at the cost thereof.
Notwithstanding the restrictions set forth in the preceding paragraph, the Company and its Subsidiaries may enter into any sale and leaseback transaction which would otherwise be subject to the foregoing restrictions, if after giving effect thereto, the Aggregate Debt does not exceed an amount equal to 7.5% of the Company’s total consolidated assets as of the end of the most recent quarter, as set forth on the Company’s most recently filed quarterly report on Form
10-Q or annual report on Form 10-K.
ARTICLE 6
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
Section 6.01Consolidation, Merger, Conveyance or Transfer on Certain Terms. The
Company shall not consolidate with or merge into any other Person or convey or transfer all or substantially all of its properties and assets to any Person, unless:
(a)the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the
Company substantially as an entirety shall be a corporation partnership or trust organized and existing under the laws of the United States of America or any State thereof or the District of
Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture (as supplemented from time to time) on the part of the Company to be performed or observed;
(b)immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and
(c)the Company has delivered to the Trustee an Officers’ Certificate and an
Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.
Section 6.02Successor Person Substituted. Upon any consolidation or merger, or any conveyance or transfer of all or substantially all of the properties and assets of the Company in accordance with this Article, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein. In the event of any such conveyance or transfer, the Company as the predecessor shall be discharged from all obligations and covenants under this Indenture and the Securities and may be dissolved, wound up or liquidated at any time thereafter.
ARTICLE 7
REMEDIES
Section 7.01Events of Default. “Event of Default,” wherever used herein, means with respect to any series of Securities any one of the following events (whatever the reason for such
Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to a supplemental indenture or Board
Resolution creating such series of Securities or in the form of Security for such series:
(a)default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or
(b)default in the payment of the principal of (or premium, if any, on) any
Security of that series at its Maturity; or
(c)default in the payment of the principal of (or premium, if any, on) any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the
Securities of such series; or
(d)default in the performance, or breach, of any covenant or warranty of the
Company in this Indenture in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), all of such covenants and warranties in this Indenture which are not expressly stated to be for the benefit of a particular series of Securities being deemed in respect of the Securities of all series for this purpose, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by
the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or
(e)a failure to make any payment when due, including any applicable grace period or waiver or extension granted thereunder, on any of the Company or any Significant
Subsidiary’s Debt in an amount in excess of $200 million or (ii) a breach or default on any of the
Company or any Significant Subsidiary’s Debt, which default results in the acceleration of Debt in an amount in excess of $200 million without such Debt having been discharged or the acceleration having been cured, waived, rescinded or annulled, for a period of, in the case of clause (i) or (ii), 30 days after written notice to the Company by the Trustee thereunder or by holders of 25% in aggregate principal amount of the outstanding securities of such series, provided, however, that if the failure, default or acceleration referred to in clause (i) or (ii) above shall cease or be cured, waived, rescinded or annulled, then the Event of Default shall be deemed cured; or
(f)the entry of an order for relief against the Company or any Significant
Subsidiary under Title 11, United States Code (the “Federal Bankruptcy Act”) by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Company or any Significant Subsidiary a bankrupt or insolvent under any other applicable Federal or State law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under the Federal Bankruptcy Act or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any
substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 days; or
(g)the consent by the Company or any Significant Subsidiary to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the
Company or any Significant Subsidiary in furtherance of any other action; or
(h)any other Event of Default provided in a supplemental indenture or Board
Resolution under which such series of Securities is issued or in the form of Security for such series.
Subject to the provisions of Section 8.01, the Trustee shall not be deemed to have knowledge of an Event of Default hereunder (except for those described in paragraphs (a)
through (c) above) unless a Responsible Officer of the Trustee has received written notice thereof.
Section 7.02Acceleration of Maturity; Rescission and Annulment. (a) If an Event of
Default with respect to Securities of any series at the time Outstanding (other than an Event of
Default specified in clause (e) or (f) of Section 7.01) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding
Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such
Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by
Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in clause (e) or (f) of
Section 7.01 occurs, the principal amount (or, if any of the Securities of that series are Original
Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Outstanding Securities of that series shall be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series.
(b)At any time after such a declaration of acceleration with respect to
Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:
(i)the Company has paid or deposited with the Trustee a sum
sufficient to pay:
(A)all overdue interest on all Securities of that series,
(B)the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,
(C)to the extent that payment of such interest is lawful, interest upon overdue principal (and premium, if any) and overdue interest at the rate or rates prescribed therefor in such Securities, and
(D)all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the
Trustee, its agents and counsel;
and
(ii)all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 7.13.
(c)No such rescission shall affect any subsequent default or impair any right consequent thereon.
(d)Upon receipt by the Trustee of any declaration of acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, the record date for determining Holders of Outstanding
Securities of such series entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, shall be the day the Trustee receives such declaration of acceleration, or rescission and annulment, as the case may be, or, if such receipt occurs after the close of business or on a day that is not a Business Day, the next succeeding Business Day. The
Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having been obtained prior to the day which is 90 days after such record date, such declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. The Trustee may conclusively rely on any representation by the Holders delivering such declaration of acceleration, or rescission and annulment, as the case may be, that such
Holders constitute the requisite percentage to deliver such declaration. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new declaration of acceleration, or rescission or annulment thereof, as the case may be, that is identical to a declaration of acceleration, or rescission or annulment thereof, which has been canceled pursuant to the provision to the preceding sentence, in which event a new record date shall be established pursuant to the provision of this Section 7.02.
Section 7.03Collection of Indebtedness and Suits for Enforcement by Trustee. (a) The
Company covenants that if:
(i)default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days;
or
(ii)default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof; or
(iii)default is made in the deposit of any sinking fund payment, when and as due by the terms of a Security;
the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such
Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
(b)If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such
Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

(c)If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the
Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
Section 7.04Trustee May File Proofs of Claim. (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the
Securities or the property of the Company or of such other obligor or their creditors, (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any) or interest) the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise:
(i)to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee
(including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and
(ii)to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same.
(b)Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.07.
(c)Nothing herein contained shall be deemed to authorize the Trustee to authorize, consent to, accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.
Section 7.05Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the
Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 7.06Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the
Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
FIRST: To the payment of all amounts due the Trustee under Section 8.07;
SECOND: To the payment of the amounts then due and unpaid for principal of
(and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and
THIRD: To the Company.
Section 7.07Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
(a)such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;
(b)the Holders of not less than 25% in principal amount of the Outstanding
Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
(c)such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request; and
(d)the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.
Section 7.08Unconditional Right of Holders to Receive Principal, Premium and
Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 2.07) interest on such Security on the Stated Maturity or
Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date)

and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.
Section 7.09Restoration of Rights and Remedies. If the Trustee or any Holder has
instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
Section 7.10Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section
2.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 7.11Delay or Omission not Waiver. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.
Section 7.12Control by Holders. (a) The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that:
(i)the Trustee shall have the right to decline to follow any such direction of the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a
Responsible Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and
(ii)the Trustee may take any other action deemed proper by the
Trustee which is not inconsistent with such direction.
(b)Upon receipt by the Trustee of any such direction with respect to
Securities of a series all or part of which is represented by a Global Security, the record date for determining Holders of outstanding Securities of such series entitled to join in such direction shall be the day the Trustee receives such direction, or, if such receipt occurs after the close of business or on a day that is not a Business Day, the next succeeding Business Day. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date;
provided, that unless such majority in principal amount shall have been obtained prior to the day which is 90 days after such record date, such direction shall automatically and without further action by any Holder be canceled and of no further effect. The Trustee may conclusively rely on any representation by the Holders delivering such direction that such Holders constitute the requisite percentage to deliver such direction. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new direction identical to a direction which has been canceled pursuant to the provisions to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this
Section 7.12.
Section 7.13Waiver of Past Defaults. (a) The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default or Event of Default hereunder with respect to such series and its consequences, except a default not theretofore cured:
(i)in the payment of the principal of (or premium, if any) or interest on any Security of such series, or in the payment of any sinking or purchase fund or analogous obligation with respect to the Securities of such series, or
(ii)in respect of a covenant or provision hereof which under Article 10 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.
(b)Upon any such waiver, such default shall cease to exist, and any Event of
Default arising therefrom shall be deemed to have been cured, for every purpose of this
Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
Section 7.14Undertaking for Costs. Each party to this Indenture agrees, and each
Holder of any Security by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this
Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as
Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any
Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 7.15Waiver of Usury, Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
ARTICLE 8
THE TRUSTEE
Section 8.01Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default:
(i)the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
(ii)in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).
(b)In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of their own affairs.
(c)No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(i)this subsection shall not be construed to limit the effect of subsection (a) of this Section;
(ii)the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction, determined as provided in Section 7.12, of the Holders of a majority in principal amount of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this
Indenture with respect to the Securities of such series; and
(iv)no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity or security against such risk or liability is not reasonably assured to it.
(d)Whether or not therein expressly so provided, every provision of this
Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.
Section 8.02Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit to all Holders of such series (by mail to Holders of definitive Securities as their names and addresses appear in the
Security Register and, in the case of Global Securities, through the facilities of the Depository), as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking or purchase fund installment or analogous obligation with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of such series; and provided, further, that in the case of any default of the character specified in Section
7.01(d) with respect to Securities of such series no such notice to Holders of such series shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term
“default” means any event which is, or after notice or lapse of time would become, an Event of
Default.
Section 8.03Certain Rights of Trustee. Subject to the provisions of Section 8.01:
(a)the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other document believed by it to be genuine and to have been signed or presented by the proper party or parties;
(b)any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;
(c)whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;
(d)the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
(e)the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture (including, without limitation, instituting, conducting or defending any litigation), unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
(f)the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the
Company, personally or by agent or attorney;
(g)the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
(h)the Trustee shall not be deemed to have notice of any default or Event of
Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the
Corporate Trust Office of the Trustee, and such notice references the Securities and this
Indenture;
(i)the rights, privileges, protections, immunities and benefits given to the
Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and
(j)the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, provided that the Trustee reasonably believes that the last such certificate received from the Company or currently on file is no longer accurate.
Section 8.04Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.
Section 8.05May Hold Securities. The Trustee, any Authenticating Agent, any Paying
Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to
Sections 8.08 and 8.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.
Section 8.06Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.
Section 8.07Compensation and Reimbursement. The Company agrees:
(a)to pay to the Trustee from time to time such reasonable compensation for its acceptance of this Indenture and for its services hereunder as Trustee, Paying Agent, Security
Registrar and in all other capacities in which it is serving hereunder as the Company and the
Trustee shall from time to time agree in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
(b)except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct; and
(c)to indemnify the Trustee and its agents, directors, employees and officers for, and to hold them harmless against, any loss, claim, damage, liability or out-of-pocket expense (including the reasonable compensation, expenses and disbursements of its agents and counsel) incurred without negligence, bad faith or willful misconduct on its or their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and out-of-pocket expenses of defending itself against any claim or liability in connection with the exercise or performance of any of the Trustee’s powers or duties hereunder, and of enforcing the terms hereof.

As security for the performance of the obligations of the Company under this Section, the
Trustee shall have a Lien prior to the Securities upon all property and funds held or collected by the Trustee in such capacity, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities. If the Trustee incurs expenses or renders services after the occurrence and during the continuance of an Event of Default, the expenses and the compensation for the services will be intended to constitute expenses of administration under
Title 11 of the United States Bankruptcy Code or any applicable Federal or State law for the relief of debtors. The provisions of this Section 8.07 shall survive the resignation or removal of the Trustee and the termination of this Indenture.
Section 8.08Disqualification; Conflicting Interests. The Trustee shall comply with the terms of section 310(b) of the Trust Indenture Act.
Section 8.09Corporate Trustee Required; Eligibility. There shall at all times be a
Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least
$50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the
Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
Section 8.10Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.
(b)The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 8.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the
Securities of such series.
(c)The Trustee may be removed at any time, upon 30 days prior written notice with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the
Company.
(d)If at any time:

(i)the Trustee shall fail to comply with Section 8.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or
(ii)the Trustee shall cease to be eligible under Section 8.09 and shall fail to resign after written request therefor by the Company or any such Holder, or
(iii)the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to
Section 7.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.
(e)If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 8.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the
Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section
8.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 8.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
(f)The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor
Trustee with respect to the Securities of any series to all Holders of Securities of such series (in the case of definitive Securities, by first-class mail, postage prepaid, at such Holder’s address as it appears in the Security Register and, in the case of Global Securities, through the facilities of the Depository). Each notice shall include the name of the successor Trustee with respect to the
Securities of such series and the address of its Corporate Trust Office.
Section 8.11Acceptance of Appointment by Successor.

(a)In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee. On the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.
(b)In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring
Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one
Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. Upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.
On request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring
Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.
(c)Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor
Trustee all such rights, powers and trusts referred to in clause (a) and (b) of this Section, as the case may be.
(d)No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 8.12Merger, Conversion, Consolidation or Succession to Business. Any
corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such corporation shall be otherwise qualified and eligible under this Article. In case any
Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
Section 8.13Preferential Collection of Claims. The Trustee shall comply with section
311(a) of the Trust Indenture Act, excluding any creditor relationship listed in section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to section
311(a) of the Trust Indenture Act to the extent indicated therein.
Section 8.14Appointment of Authenticating Agent. (a) At any time when any of the
Securities remain Outstanding, the Trustee may and, upon request of the Company, shall appoint an Authenticating Agent or Agents with respect to one or more series of Securities, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.06;
provided that the Trustee’s appointment of such Authenticating Agent shall be subject to the
Company’s approval at the time of and throughout such appointment. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America, any
State thereof or the District of Columbia, authorized under such laws to act as Authenticating
Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.
(b)Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating

Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent, provided such corporation shall be otherwise eligible under this Section.
(c)An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an
Authenticating Agent by giving written notice thereof to such Authenticating Agent and the
Company, and the Trustee shall terminate any such agency promptly upon request by the
Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may and, upon request of the Company, shall appoint a successor
Authenticating Agent, provided that the Trustee’s appointment of such Authenticating Agent shall be subject to the Company’s approval at the time of and throughout such appointment, and shall send to all Holders of Securities of such series written notice of such appointment (in the case of definitive Securities, by first-class mail, postage prepaid, to such Holders of Securities at their addresses as they appear in the Security Register and, in the case of Global Securities, through the facilities of the Depository) with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
(d)The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.
(e)If an appointment of an Authenticating Agent with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in lieu of the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:
This is one of the Securities of the series designated therein referred to in the within-
mentioned Indenture.
Dated:
THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A.,
as Trustee
By:
As Authenticating Agent
By:
Authorized Signatory

Section 8.15Consequential Damages. In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.
Section 8.16Notices. The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, pdf, electronic transmission or other similar unsecured electronic methods, provided, however, that the Trustee shall have received or have on file an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee e-mail or electronic instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods by the Company to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.
Section 8.17Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, governmental action, cybersecurity attacks, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts to resume performance as soon as practicable under the circumstances.
ARTICLE 9
HOLDERS’LISTS AND REPORTS BY TRUSTEE AND COMPANY
Section 9.01Company to Furnish Trustee Names and Addresses of Holders. If the
Trustee is not the Security Registrar, the Company will furnish or cause to be furnished to the
Trustee:
(a)semi-annually (at intervals of not more than six months), not later than 15 days after each Regular Record Date (or, if there is no Regular Record Date relating to a series, semiannually on dates set forth in the Board Resolution or supplemental indenture with respect to such series), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such date, and

(b)at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.
Section 9.02Preservation of Information; Communications to Holders. (a) The Trustee
shall preserve, in as current a form as is reasonably practicable, the names and addresses of
Holders contained in the most recent list furnished to the Trustee as provided in Section 9.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar.
The Trustee may destroy any list furnished to it as provided in Section 9.01 upon receipt of a new list so furnished.
(b)Holders of any series may communicate pursuant to section 312(b) of the
Trust Indenture Act with other Holders of that series or any other series with respect to their rights under this Indenture or the Securities of that series or any other series. The Company, the
Trustee, the Registrar and any other Person shall have the protection of section 312(c) of the
Trust Indenture Act.
Section 9.03Reports by Trustee. (a) Within 60 days after May 15 of each year, commencing the May 15 following the date of this Indenture, the Trustee shall, to the extent that any of the events described in section 313(a) of the Trust Indenture Act occurred within the previous 12 months, but not otherwise, mail to each Holder a brief report dated as of such date that complies with section 313(a) of the Trust Indenture Act. The Trustee also shall comply with sections 313(a), 313(b), 313(c) and 313(d) of the Trust Indenture Act.
(b)A copy of each report at the time of its mailing to Holders shall be mailed to the Company and filed with the Commission and each securities exchange, if any, on which the Securities of that series are listed.
(c)The Company shall notify the Trustee if the Securities of any series become listed on any securities exchange or of any delisting thereof and the Trustee shall comply with section 313(d) of the Trust Indenture Act.
Section 9.04Reports by Company. (a) Unless the Company has filed the information referred to in clauses (i) and (ii) of this Section 9.04(a) with the Commission, the Company shall post on its public website within the time periods specified in the Commission’s rules and regulations for non-accelerated filers (which period shall be extended by the period of any extension permitted by the Commission) (and shall make available to the Trustee for distribution to a Holder upon any such Holder’s written request, without cost to any Holder, the following reports within 15 days of the date the Company posts such reports on its public website):
(i)audited financial statements of the Company and its Subsidiaries, together with the related report of the Company’s independent auditors thereon, prepared in accordance with the requirements that would have been applicable to such audited financial statements if appearing in an Annual Report on Form 10-K, or any successor or comparable form, under the Exchange Act filed by the Company as a non-accelerated filer (within the meaning of Rule 12b-2 under the Exchange Act) subject to the reporting requirements of Section
13 or Section 15(d) of the Exchange Act; and
(ii)unaudited interim financial statements of the Company and its
Subsidiaries, prepared in accordance with the requirements that would have been applicable to such unaudited interim financial statements if appearing in a Quarterly Report on Form 10-Q, or any successor or comparable form, under the Exchange Act filed by the Company as a non-
accelerated filer (within the meaning of Rule 12b-2 under the Exchange Act) subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.
(b)At any time the Company is subject to the reporting requirements of
Section 13 or Section 15(d) of the Exchange Act, the Company shall file with the Trustee and make available to Holders (without exhibits), without cost to any Holder, all documents the
Company files with, or furnishes to, the Commission under the Exchange Act, within 15 days after it files them with, or furnishes such documents to the Commission. Any such documents that are publicly available through the EDGAR system of the Commission (or any successor system) shall be deemed to have been filed with the Trustee and made available to Holders in accordance with the Company’s obligations hereunder.
(c)If at any time that the Company is not subject to Section 13 or Section
15(d) of the Exchange Act, and to the extent not satisfied by Section 9.04(a) and Section 9.04(b), the Company shall furnish to the Holders of the Securities, securities analysts, prospective investors, upon their request, the information required to be delivered pursuant to Rule
144A(d)(4) under the Securities Act.
(d)The Company shall furnish annually to the Trustee statements as to the
Company’s compliance with all conditions and covenants under this Indenture, or if there has been a default in the fulfillment of any such obligation, covenant or condition, specifying each such default known to him and the nature and the status thereof.
(e)Delivery of any information, documents and reports to the Trustee pursuant to clauses (a), (b), (c) and (d) of this Section 9.04 is for informational purposes only and the Trustee’s receipt of such items shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).
ARTICLE 10
SUPPLEMENTAL INDENTURES
Section 10.01Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee (at the direction of the Company) at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

(a)to evidence the succession of another corporation or Person to the
Company and the assumption by any such successor of the obligations of the Company contained therein and in the Securities;
(b)to add to the covenants of the Company, or to surrender any right or power herein conferred upon the Company, for the benefit of the Holders of the Securities of any or all series (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series), unless to do so would adversely affect the rights of the Holders of Outstanding Securities of any series in any material respect;
(c)to cure any ambiguity or to correct any provision herein which may be inconsistent with any other provision herein; or to make any other provisions with respect to matters or questions arising under this Indenture unless to do so would adversely affect the rights of the Holders of Outstanding Securities of any series in any material respect;
(d)to add to this Indenture any provisions that may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar federal statute hereafter enacted;
(e)to establish any form or terms of Security, as provided in Section 2.03, to provide for the issuance of any series of Securities as provided in Article 2 and to set forth the terms thereof, and/or to add to the rights of the Holders of the Securities of any series;
(f)to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section
8.11; or
(g)to add any additional Events of Default in respect of the Securities of any or all series (and if such additional Events of Default are to be in respect of less than all series of
Securities, stating that such Events of Default are expressly being included solely for the benefit of one or more specified series) unless to do so would adversely affect the rights of the Holders of Outstanding Securities of any series in any material respect;
(h)to provide for uncertificated Securities in addition to or in place of certificated Securities and to provide for bearer Securities; provided that uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Internal Revenue Code of
1986, as amended;
(i)to add one or more guarantees for the benefit of holders of any series of securities; or

(j)to secure the Securities of any series pursuant to Section 5.06 or otherwise;
(k)to make any change necessary to comply with any requirement of the
Commission in connection with the qualification of this Indenture or any supplemental indenture under the Trust Indenture Act.
Section 10.02Supplemental Indentures with Consent of Holders. (a) With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture or indentures (acting as one class), by Act of said
Holders delivered to the Company and the Trustee (in accordance with Section 1.04 hereof), the
Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of each such series under this Indenture; provided, however, that no such supplemental indenture may, without the consent of the Holder of each
Outstanding Security affected thereby:
(i)change the Maturity of the principal of, or the Stated Maturity of any premium on, or any installment of interest on, any Security, or reduce the principal amount thereof or the interest or any premium thereon, or change the method of computing the amount of principal thereof or interest thereon on any date or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity or the
Stated Maturity, as the case may be, thereof (or, in the case of redemption or repayment, on or after the Redemption Date or the Repayment Date, as the case may be);
(ii)reduce the percentage in principal amount of the Outstanding
Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture;
(iii)modify any of the provisions of this Section 10.02 or Section 7.13, except to increase any such percentage or to provide that certain other provisions of this
Indenture cannot be modified or waived without the consent of the Holder of each Outstanding
Security affected thereby;
(iv)reduce the rate of or extend the stated time for payment of interest thereon; or
(v)impair or adversely affect the right of any Holder to institute suit for the enforcement of any payment on, or with respect to, the Securities of any series on or after the Stated Maturity of such Securities (or in the case of redemption, on or after the Redemption
Date).

(b)For purposes of this Section 10.02, if the Securities of any series are issuable upon the exercise of warrants, each holder of an unexercised and unexpired warrant with respect to such series shall be deemed to be a Holder of Outstanding Securities of such series in the amount issuable upon the exercise of such warrant. For such purposes, the ownership of any such warrant shall be determined by the Company in a manner consistent with customary commercial practice. The Trustee for such series shall be entitled to rely on an Officers’
Certificate as to the principal amount of Securities of such series in respect of which consents shall have been executed by holders of such warrants.
(c)A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.
(d)It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
(e)The Company may set a record date for purposes of determining the identity of Holders of Securities entitled to consent pursuant to this Section. Such record date shall be the later of (i) 30 days prior to the first solicitation of such consent or (ii) the date of the most recent list of Holders furnished to the Trustee pursuant to Section 9.01 prior to such solicitation.
Section 10.03Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Officers’
Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and complies with the provisions hereof (including
Section 10.05). The Trustee shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties, or immunities or liabilities under this Indenture or otherwise.
Section 10.04Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes.
Every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
Section 10.05Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act, as then in effect, to the extent that a supplemental indenture is required to conform to the Trust
Indenture Act, as then in effect.

Section 10.06Reference in Securities to Supplemental Indentures.
Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the
Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, and such Securities may be authenticated and delivered by the
Trustee, in exchange for Outstanding Securities of such series.
ARTICLE 11
SATISFACTION AND DISCHARGE; DEFEASANCE
Section 11.01Satisfaction and Discharge of Indenture. (a) This Indenture shall upon
Company Request cease to be of further effect with respect to Securities of any series (except as to any surviving rights of registration of transfer or exchange of Securities of such series and replacement of lost, stolen or mutilated Securities of such series herein expressly provided for), and the Trustee, on the demand of and at the expense of the Company, shall execute instruments acknowledging satisfaction and discharge of this Indenture with respect to such series, when:
(i)Either:
(A)all Securities of such series theretofore authenticated and delivered have been delivered to the Trustee for cancellation (other than
(1) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.06 and (2)
Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 5.03); or
(B)all such Securities of such series not theretofore delivered to the Trustee for cancellation:
(1)have become due and payable, or
(2)will become due and payable at their Stated
Maturity within one year, or
(3)are to be called for redemption within one year
under arrangements satisfactory to the Trustee for the giving of notice of redemption,
and the Company, in the case of clauses (1), (2) or (3) above, has deposited or caused to be deposited with the Trustee cash or, in the case of securities payable only in U.S. dollars, U.S.
Government Obligations (as defined in Section 11.05) as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities of such series not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities of such series which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, provided that with respect to any discharge in connection with any redemption that requires the payment of a
“make-whole” amount, the amount deposited shall be sufficient for purposes of this Indenture to the extent that an amount is deposited with the Trustee equal to such “make-whole” amount calculated as of the date of the discharge, with any deficit as of the date of redemption (any such amount, the “Applicable Premium Deficit”) only required to be deposited with the Trustee on or prior to the date of redemption. Any Applicable Premium Deficit shall be set forth in an Officers’
Certificate delivered to the Trustee at least two Business Days prior to the redemption date that confirms that the deposit of such Applicable Premium Deficit shall be applied toward such redemption; and
(ii)the Company has paid or caused to be paid all other sums payable hereunder by the Company; and
(iii)the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for the satisfaction and discharge of this Indenture have been complied with.
(b)At any time when no Securities of any series are outstanding, this
Indenture shall upon Company Request cease to be of further effect and the Trustee, at the expense of the Company, shall execute instruments of satisfaction and discharge of this
Indenture.
(c)Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 8.07 and, if money shall have been deposited with the Trustee pursuant to Section 11.01(a)(i)(B), the obligations of the Trustee under Section 11.06 and Section 5.03(e) shall survive.
Section 11.02Company’s Option to Effect Defeasance or Covenant Defeasance. Unless
pursuant to Section 2.01 provision is made for either or both of (a) defeasance of the Securities of another series under Section 11.03 not to be applicable with respect to the Securities of a particular series or (b) covenant defeasance of the Securities of another series under Section
11.04 not to be applicable with respect to the Securities of such particular series, then the provisions of such Sections, together with the other provisions of Sections 11.03, 11.04, 11.05 and 11.06, shall be applicable to the Securities of such particular series, and the Company may at its option by or pursuant to a Board Resolution, at any time, with respect to the Securities of such particular series, elect to have either Section 11.03 or Section 11.04 be applied to the
Outstanding Securities of such series upon compliance with the conditions set forth below in
Sections 11.03, 11.04, 11.05 and 11.06.
Section 11.03Defeasance and Discharge. Upon the Company’s exercise of the option set forth in Section 11.02 and satisfaction of the conditions to defeasance set forth in Section
11.05, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth below are satisfied
(hereinafter, “defeasance”). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding
Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the
Company, shall execute instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of
Outstanding Securities of such series to receive, solely from the trust fund described in Section
11.05 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (b) the Company’s obligations with respect to such Securities under Sections 2.04, 2.05, 2.06, 5.02 and 5.03, (c) the rights, powers, trusts, duties, and immunities of the Trustee under Sections 2.05, 2.06, 2.07, 2.08,
2.09, 5.03(e), 8.07 and 11.06 and otherwise the duty of the Trustee to authenticate Securities of such series issued on registration of transfer or exchange and (d) Sections 11.03, 11.04, 11.05 and 11.06. Subject to compliance with Sections 11.03, 11.04, 11.05 and 11.06, the Company may exercise its option under this Section 11.03 notwithstanding the prior exercise of its option under Section 11.04 with respect to the Securities of such series.
Section 11.04Covenant Defeasance. Upon the Company’s exercise of the option set forth in Section 11.02 and satisfaction of the conditions to defeasance set forth in Section 11.05, the Company shall be released from its obligations under Sections 5.04, 5.05, 5.06, 6.01 and 9.04 and any other covenants to be applicable to the Securities of a series as specified pursuant to
Section 2.01 unless specified otherwise pursuant to such Section (and the failure to comply with any such provisions shall not constitute a default or Event of Default under Section 7.01), and the occurrence of any event described in Sections 7.01 (d), (e) and (h) and any other events of default to be applicable to the Securities of a series as specified pursuant to Section 2.01 unless specified otherwise pursuant to such Section shall not constitute a default or Event of Default hereunder, with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, “covenant defeasance”). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section with respect to it, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.
Section 11.05Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 11.03 or Section 11.04 to the Outstanding
Securities of such series:
(a)the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 8.09 who shall agree to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of such Securities, (i) money in an amount, or (ii) U.S.

Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (iii) a combination thereof, sufficient, without reinvestment, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (A) the principal of (and premium, if any) on and each installment of principal of
(premium, if any) and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest and (B) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities, provided that with respect to any discharge in connection with any redemption that requires the payment of a “make-whole” amount, the amount deposited shall be sufficient for purposes of this Indenture to the extent that an amount is deposited with the Trustee equal to such “make-whole” amount calculated as of the date of the discharge, with any deficit as of the date of redemption (any such amount, the “Applicable Premium Deficit”) only required to be deposited with the Trustee on or prior to the date of redemption. Any Applicable Premium
Deficit shall be set forth in an Officers’ Certificate delivered to the Trustee at least two Business
Days prior to the redemption date that confirms that the deposit of such Applicable Premium
Deficit shall be applied toward such redemption. For this purpose, “U.S. Government
Obligations” means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United
States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in section 3(a)(2)
of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt;
(b)no Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date (other than an Event of Default resulting from borrowing of funds to be applied to such deposit and the grant of any Lien securing such borrowing);
(c)such defeasance or covenant defeasance shall not cause the Trustee for the
Securities of such series to have a conflicting interest for purposes of the Trust Indenture Act with respect to any securities of the Company;
(d)such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the
Company is a party or by which it is bound;

(e)such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Exchange Act to be delisted;
(f)in the case of an election under Section 11.03, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this
Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the beneficial owners of the
Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;
(g)in the case of an election under Section 11.04, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the beneficial owners of the
Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;
(h)such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 2.01;
(i)the Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to either the defeasance under Section 11.03 or the covenant defeasance under Section 11.04, as the case may be, have been complied with and that such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the
Exchange Act to be delisted;
(j)the Company shall have delivered to the Trustee an Officers’ Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over the other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or others; and
(k)the Company shall have delivered to the Trustee an Opinion of Counsel stating that the such deposit under Section 11.06 shall not result in the trust arising from such deposit constituting an investment company (as defined in the Investment Company Act of 1940, as amended), or such trust shall be qualified under such Act or exempt from registration hereunder.
Section 11.06Deposited Money and U.S. Government Obligations to be Held in Trust;
Other Miscellaneous Provisions. Subject to the provisions of Section 5.03(e), all money deposited with the Trustee (or other qualifying trustee, collectively, for purposes of this Section

11.06, the “Trustee”), all money and U.S. Government Obligations deposited with the Trustee and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee, pursuant to Section 11.01 or 11.05, in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such
Securities and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the
Holders of such Securities, of all sums due and to become due thereon in respect of principal
(and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.
(a)The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.05 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding
Securities of such series.
(b)Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S.
Government Obligations held by it as provided in Section 11.05 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance and pay any obligations owed or accrued in favor of the Trustee.
[Signature Page to the Indenture]
IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.

MOBILITY GLOBAL INC. By:/s/ Matthew A. Calderone Name:Matthew A. Calderone Title: Chief Financial Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee By:/s/ April Bradley Name:April Bradley Title: Vice President